SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549

                              FORM 8-K

                            CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) August 15, 1996




                          WASHINGTON TRUST BANCORP, INC.
              (Exact name of registrant as specified in its charter)



     RHODE ISLAND                     0-13091              05-0404671

     State or other jurisdiction of    (Commission    (I.R.S. Employer
      incorporation or organization)    File Number)   identification No.)



     23 Broad Street, Westerly, Rhode Island             02891

      (Address of principal executive offices)         (Zip Code)



 Registrant's telephone number, including area code:   (401) 348-1200


                              N/A
(Former name, former address and former fiscal year, if changed since last report)








                     Page 1 of 62 Pages
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WASHINGTON TRUST BANCORP, INC.
FORM 8-K



Item 5.  Other Events

     On August 15, 1996, the Board of Directors of Washington Trust Bancorp, Inc. (the "Corporation") declared a dividend of one common share purchase right (a "Right") for each share of common stock, par value $0.0625 per share (the "Common Shares") outstanding on September 3, 1996 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Corporation, one Common Share of the Corporation, at a price of $120.00 per Common Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and The Washington Trust Company, as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares, or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

     The Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the
Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the Close of Business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.



     The Rights are not exercisable until the Distribution Date. The Rights will expire on August 31, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Corporation, in each case, as described below.

     The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision or combination of, the Common Shares, in connection with a distribution of securities or assets in respect of, in lieu of or in exchange for Common Shares, whether by dividend, in a reclassification or recapitalization or otherwise as set forth in the Rights Agreement.

     In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

     In the event that, at any time after a Person becomes an Acquiring Person, the Corporation is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

     If the Corporation does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, or if the Board of Directors so elects, the Corporation shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Corporation fails to meet such obligation within 30 days following the later of (x) the first occurrence of an event triggering the right to purchase Common Shares and (y) the date on which the Corporation's right to redeem the Rights expires, the Corporation must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

     At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board of Directors of the Corporation may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares are required to be issued. Fractional shares may, at the election of the Corporation, be evidenced by depositary receipts. In lieu of fractional shares, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Corporation without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

     Until  a  Right  is exercised, the holder  thereof,  as
such,   will  have  no  rights  as  a  shareholder  of   the
Corporation, including, without limitation, the right to vote or to receive dividends.

     A copy of the Agreement is available free of charge from the Corporation. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is hereby incorporated herein by reference.


Item 7. Financial Statements and Exhibits

         Exhibit No.

         Exhibit 4     Rights Agreement between the Registrant
                       and The Washington Trust Company dated as of August 15, 1996.

         Exhibit 99    Washington Trust Bancorp, Inc.
                       Press Release Dated August 16, 1996

                                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WASHINGTON TRUST BANCORP, INC.

                                              (Registrant)

August 23, 1996      By:    Joseph J. Kirby
                        ---------------------------------
                            Joseph J. Kirby, Chairman and
                              Chief Executive Officer